PRINCIPAL INVESTORS FUND, INC.



                              INSTITUTIONAL CLASS


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").


               The date of this Prospectus is December 15, 2003.

                               TABLE OF CONTENTS

Fund Descriptions

 Partners International Fund ............................................4

 Partners MidCap Growth Fund I ..........................................6

 Partners MidCap Value Fund I...........................................8

General Information

 The Costs of Investing.................................................10

 Certain Investment Strategies and Related Risks........................11

 Management, Organization and Capital Structure.........................16

 Pricing of Fund Shares.................................................19

 Purchase of Fund Shares................................................19

 Redemption of Fund Shares..............................................20

 Exchange of Fund Shares................................................20

 Dividends and Distributions............................................20

 Fund Account Information...............................................21

Appendix A..............................................................22

Additional Information..................................................24

INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Funds. Eligible purchasers are limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds; and
  . the State of Iowa Section 529 College Savings Plan Trust.
In addition, Institutional Class shares may be offered by employees of Principal Global Investors, LLC who are also registered representatives of Princor. The Board of Directors reserves the right to broaden or limit this designation of eligible purchasers.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Funds are new, performance information is not included in this Prospectus. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund normally invests primarily in non-U.S. securities. The Sub-Advisor, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally diversifies the Fund's investments across different countries and regions. In allocating the investments, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid,

the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

As the inception date of the Fund is December 15, 2003, historical performance data is not available.FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.10%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.10%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $112  $350  $606  $1,340

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, The Dreyfus Corporation ("Dreyfus"), many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

As the inception date of the Fund is December 15, 2003, historical performance is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $102  $318  $552  $1,225

PARTNERS MIDCAP VALUE I FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The stocks are selected using a value oriented investment approach by the Sub-Advisor, Goldman Sachs Asset Management, L.P. ("GSAM"). GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may under perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

As the inception date of the Fund is December 15, 2003, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $102  $318  $552  $1,225

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Institutional Class of the Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
Certain of the Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures. Each Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government and Government Agency securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective. The Partners International Fund may also temporarily use a different investment strategy for defensive purposes in response to market, economic, political or other conditions.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Funds as they are new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2003, FMR and its affiliates managed approximately $699.1 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International Fund  Cesar Hernandez




CESAR E. HERNANDEZ, CFA . Mr. Hernandez is vice president of FMR and FMRC. He has worked as a portfolio manager since joining FMR in 1989. He has been portfolio manager of the Fund since its inception in December 2003. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners MidCap Growth Fund I William C. Jurik
                                         John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of March 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $322.8 billion.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners MidCap Value Fund I  Dolores Bamford
                                         David L. Berdon
                                         Andrew Braun
                                         Scott Carroll
                                         Sally Pope Davis
                                         Stacey Ann DeMatteis
                                         Sean Gallagher
                                         James Otness
                                         Lisa Parisi
                                         Eileen Rominger




DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.

ANDREW BRAUN . Mr. Braun is a Vice President and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms Davis is a Vice President and Portfolio Manager at GSAM. Ms. Davis joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



STACEY ANN DEMATTEIS . Ms. DeMatteis is a Vice President and Client Portfolio Manager at GSAM. Ms. DeMatteis joined GSAM as a product-marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value team.



SEAN GALLAGHER . Mr. Gallagher is a Vice President and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



JAMES OTNESS . Mr. Otness is a Managing Director and Portfolio Manager at GSAM. Mr. Otness joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P.Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.



LISA PARISI . Ms. Parisi is a Vice President and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manger at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Funds with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Partners MidCap Growth Fund I and Partners MidCap Value Fund I have each entered into agreements with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets). The Partners International Fund has enetered into an agreement with the Manager under which the Fund will pay the Manager 1.10% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners International Fund, Partners MidCap Growth Fund I and Partners MidCap Value Fund I have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares are purchased from Princor, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional Class shares of the Funds.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

REDEMPTION OF FUND SHARES

Each Fund sells its shares upon request. There is no charge for the sale. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

Shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Funds each pay its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION


RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

 APPENDIX A - PERFORMANCE RESULTS


The Funds are new and have no historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Funds, performance numbers shown would differ. Although the Funds and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Funds will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH SEPTEMBER 30, 2003)

                                                            LIFE OF
                         YTD   1 YR    3 YR   5 YR   10 YR   FUND          2002
                        ---------------------------------------------     --------
PARTNERS INTERNATIONAL
FUND INSTITUTIONAL/
(1)/                      N/A    N/A     N/A    N/A    N/A    N/A
Fidelity Select
International
Composite               19.91  28.02   -6.82   3.84   5.33                -13.21
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               18.37  26.01   -8.71   0.55   2.92                -15.94
 Morningstar Foreign
 Large Blend Category   14.89  21.42  -10.80   0.42   3.66                -16.91

PARTNERS MIDCAP GROWTH
FUND I INSTITUTIONAL/
(//1//)/                  N/A    N/A     N/A    N/A    N/A    N/A
Mellon Equity MidCap
Growth Equity
Composite               26.46  34.55    N/A     N/A    N/A                -26.12
 Russell Midcap Growth
 Index                  27.24  38.91  -17.27   4.49   8.50                -27.40
 Morningstar Mid-Cap
 Growth Category        22.28  27.78  -16.94   5.00   7.40                -27.53

PARTNERS MIDCAP VALUE
FUND I INSTITUTIONAL/
(//1//)/                  N/A    N/A     N/A    N/A    N/A    N/A
Goldman Sachs Mid Cap
Value Composite         13.05  17.29   11.30  12.95    N/A                 -3.90
 Russell Midcap Value
 Index                  19.82  28.29    6.63   8.42  11.43                 -9.65
 Morningstar Mid-Cap
 Value Category         17.33  25.70    5.33   9.16  10.63                -12.91

/(1) /Fund's inception
12/15/2003

                        ---------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS INTERNATIONAL
FUND INSTITUTIONAL/
(1)/
Fidelity Select         -19.54  -12.47  36.82  19.03   6.27   8.93  12.85   9.05   35.97
International
Composite
 MSCI EAFE (Europe,     -21.44  -14.17  26.96  20.00   1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.83  -16.02  40.08  13.55   5.99  12.31  10.76  -0.13   34.80
 Large Blend Category

PARTNERS MIDCAP GROWTH
FUND I INSTITUTIONAL/
(//1//)/
Dreyfus-Mellon MidCap   -16.73
Growth Equity
Composite
 Russell Midcap Growth  -20.16  -11.74  51.29  17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90  63.90  17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

PARTNERS MIDCAP VALUE
FUND I INSTITUTIONAL/
(//1//)/
Goldman Sachs Mid Cap    13.33   33.35   0.77  -4.75  37.15  22.43
Value Composite
 Russell Midcap Value     2.34   19.18  -0.11   5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82   7.78   3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

/(1) /Fund's inception
12/15/2003

                        -----------------------------------------------------------------



MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

 ADDITIONAL INFORMATION

Additional information about the Fund's is available in the Statement of Additional Information dated March 1, 2003 as revised through December 15, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in any of the Funds. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572